UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 22, 2024, Applied Optoelectronics, Inc. (the “Company”) filed a Form 8-K (“Original Form 8-K”) with the U.S. Securities and Exchange Commission (“SEC”), which included as Exhibit 99.1 to the Original Form 8-K an earnings release (the “Original Earnings Release”). The Company is filing this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) solely to correct the range of non-GAAP net loss set forth in the first quarter 2024 business outlook section of the Company’s Original Earnings Release due to a clerical error. All other information contained in the Original Form 8-K, including the Original Earnings Release, remains unchanged.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 22, 2024, the Company filed the Original Form 8-K, which included the Original Earnings Release. This Amendment No. 1 replaces the Original Earnings Release with the amended earnings release, which is attached hereto as Exhibit 99.1 (the “Amended Earnings Release”) and incorporated herein by reference.

The Amended Earnings Release corrects and replaces the range of non-GAAP net loss of $18.9 million to $20.8 million set forth in the first quarter 2024 business outlook section of the Company’s Original Earnings Release with a range of non-GAAP net loss of $10.9 million to $12.6 million. All other information contained in the Original Earnings Release remains unchanged. See “Forward-Looking Information” and “Non-GAAP Financial Measures” in the Amended Earnings Release for additional information.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Corrected press release dated February 22, 2024, issued by Applied Optoelectronics, Inc., filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name:	David C. Kuo
	Title:	Chief Legal and Compliance Officer and Secretary
February 22, 2024

3